OPTIMUM FUND TRUST
Optimum Fixed Income Fund
Optimum International Fund
Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small Cap Growth Fund
Optimum Small Cap Value Fund

(each, a "Fund" and collectively, the "Funds")

Supplement to the Funds' Prospectuses dated July 29, 2007

On August 9, 2007, Mellon Bank, N.A. became the Funds' custodian.

The following paragraph replaces the information in the section entitled "Who manages the Funds? - Who's who? - Custodian".

Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets. Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15285, serves as the Funds' custodian.

Please keep this Supplement for future reference.

This Supplement is dated August 15, 2007.